SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS

I.              Evergreen Balanced Fund (the “Fund”)

            Effective May 30, 2008, the Fund changed its name to Evergreen Diversified Capital Builder Fund.

June 13, 2008	582548 (6/08)